                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                         StateFed Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                            [ON STATEFED LETTERHEAD]





                               September 28, 2001





Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of StateFed Financial Corporation (the "Company"), we cordially invite you to attend the Annual Meeting (the "Meeting") of Stockholders of the Company. The Meeting will be held at 2:00 p.m. Des Moines, Iowa time, on Wednesday, October 24, 2001, at the Clive office of the Company located at 13523 University Avenue, Clive, Iowa 50325.

         In addition to the election of three directors, stockholders are being asked to ratify the appointment of McGowen, Hurst, Clark & Smith, P.C. as the Company's auditors for the fiscal year ending June 30, 2002. Accordingly, your Board of Directors unanimously recommends that you vote for each of the proposals.

         We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Thank you for your attention to this important matter.

                                           Very truly yours,


                                           /s/ Randall c. Bray
                                           --------------------------
                                           Randall C. Bray
                                           CHAIRMAN OF THE BOARD

                         STATEFED FINANCIAL CORPORATION
                             13523 University Avenue
                                Clive, Iowa 50325
                                 (515) 223-8484

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 24, 2001


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of StateFed Financial Corporation ("StateFed Financial" or the "Company") will be held at the Clive office of the Company located at 13523 University Avenue, Clive, Iowa, at 2:00 p.m. Des Moines, Iowa time, on Wednesday, October 24, 2001.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

          1.   The election of three directors of the Company;

          2. The ratification of the appointment of McGowen, Hurst, Clark & Smith, P.C. as auditors for the Company for the fiscal year ending June 30, 2002;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 24, 2001, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS:



                                            /s/ Randall C. Bray
                                            --------------------------
                                            Randall C. Bray
                                            CHAIRMAN OF THE BOARD



Des Moines, Iowa
September 28, 2001



--------------------------------------------------------------------------------
    IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
       OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.
           A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         STATEFED FINANCIAL CORPORATION
                             13523 University Avenue
                                Clive, Iowa 50325
                                 (515) 2236-8484


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 24, 2001

         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of StateFed Financial Corporation ("StateFed Financial" or the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Clive office of the Company, located at 13523 University Avenue, Clive, Iowa, on Wednesday, October 24, 2001, at 2:00 p.m., Des Moines, Iowa time, and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about September 28, 2001. Certain of the information provided herein relates to State Federal Savings and Loan Association of Des Moines ("State Federal" or the "Association"), a wholly owned subsidiary and predecessor of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of three directors of the Company and to ratify the appointment of McGowen, Hurst, Clark & Smith, P.C. as the Company's auditors for the fiscal year ending June 30, 2002.

VOTE REQUIRED AND PROXY INFORMATION

         All shares of Company common stock ("Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Meeting, that are properly to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors will be elected by a plurality of the votes cast. The ratification of the appointment of McGowen, Hurst, Clark & Smith, P.C. as the Company's independent auditors requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may either vote "FOR" all nominees for election or withhold their votes from one or more nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. For the proposal to ratify the appointment of the independent auditors, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Proxies marked to abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the proposal. The holders of at least one-third of the outstanding shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain and broker non-votes will be counted for purposes of determining a quorum.

         A proxy given pursuant to solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Pursuant to the Company's Employee Stock Ownership Plan, unallocated shares will be voted by the Trustee in the same proportion as allocated shares voted by participants. Any written notice revoking a proxy should be delivered to Andra K. Black, Secretary, StateFed Financial Corporation, 13523 University Avenue, Clive, Iowa 50325.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Stockholders of record as of the close of business on September 24, 2001, will be entitled to one vote for each share then held. As of September 4, 2001 date, the Company had 1,277,326 shares of Common Stock issued and outstanding. The following table sets forth as of June 30, 2001 information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock, (ii) the Company's Chief Executive Officer, and (iii) all directors and executive officers as a group.


                                                                                              SHARES      PERCENT
                                                                                           BENEFICIALLY      OF
                       BENEFICIAL  OWNER                                                       OWNED       CLASS
------------------------------------------------------------------                         -------------   ------

Krause Gentle Corporation(1)                                                                   149,000      11.7%
C/o James B. Langeness
Duncan, Green, Brown, Langeness & ECKLEY
380 Capital Square, 400 Locust Street
Des Moines, Iowa  50309

Statefed Financial Corporation Employee Stock Ownership Plan(2)                                 128,161     10.0
519 Sixth Avenue
Des Moines, Iowa  50309

John F. Golden(3)                                                                                97,096      7.6
Statefed Financial Corporation
519 Sixth Avenue
Des Moines, Iowa  50309

Andra K. Black, Co-president(4)                                                                  34,489      2.7
Statefed Financial Corporation
519 Sixth Avenue
Des Moines, Iowa  50309

Craig A. Wood, Co-president(5)                                                                   16,787      1.3
Statefed Financial Corporation
519 Sixth Avenue
Des Moines, Iowa  50309

Directors and Executive Officers of the Company and the Association as a Group                  152,654     11.6%
(8 Persons)(6)

-----------------------
(1) The above information is as reported by Krause Gentle Corporation in an amended statement dated October 5, 2000 on Schedule 13-D/A filed pursuant to the Securities Exchange Act of 1934.
(2) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), of which 100,468 shares of Common Stock were allocated to accounts of participants. First Bankers Trust Company, N.A., The trustee of the ESOP, may be deemed to beneficially own all the shares held by the ESOP. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts. Unallocated shares held by the ESOP are voted by the plan trustee in the manner that the plan trustee is directed to vote by the majority of the plan participants who directed the plan trustee as to the manner of voting the shares allocated to their plan accounts. If an ESOP participant fails to give timely voting instructions to the plan trustee with respect to the voting of the shares allocated to the participant's account, the plan trustee is entitled to vote such shares in its discretion.
(3) Includes 77,396 shares held directly, 15,700 shares allocated to Mr. Golden's account pursuant to the ESOP and 4,000 shares subject to options granted to Mr. Golden under the Stock Option Plan.

(4) Includes 6,162 shares held directly, 12,853 shares allocated to Ms. Black's account pursuant to the ESOP and 15,474 shares subject to options granted to Ms. Black under the Stock Option Plan.

(5) Includes 5,532 shares held jointly with his spouse, 11,155 shares allocated to Mr. Wood's account pursuant to the ESOP and 100 held by his child.

(6) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole voting and investment power. This table also includes 12,853 and 11,155 shares allocated to the accounts of officers Black and Wood, respectively, pursuant to the Company's ESOP and 35,792 shares subject to options granted to directors and executive directors under the Company's Stock Option Plan.


Section 16(A) Beneficial Ownership Reporting Compliance.

         Section 16(a) of the SECURITIES EXCHANGE ACT of 1934 requires StateFed's directors and executive officers, and persons who own more than 10% of the company's common stock to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and the Company is required to disclose in this proxy statement any late filings or failures to file.

         The Company believes, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended June 30, 2001, all section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

                        PROPOSAL I. ELECTION OF DIRECTORS

GENERAL

         The Company's Board of Directors currently consists of eight members. All present members of the Company's Board of Directors are also members of the Association's Board of Directors. The Board is divided into three classes, each of which contains approximately one-third of the Board. Approximately one-third of the directors is elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors are elected and duly qualified.

         The table below sets forth certain information, as of June 30, 2001 regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the board of directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

                                                                                               SHARES OF
                                                                                                 COMMON
                                                                                     TERM       STOCK       PERCENT
                                                                         DIRECTOR     TO      BENEFICIALLY    OF
          NAME              AGE(1)  POSITION(S) HELD IN THE COMPANY      SINCE(2)   EXPIRE     OWNED(3)     CLASS(4)
          -----             ------  ---------------------------------    --------- ---------  ------------  --------

                                                NOMINEES

Craig Wood                    43    Co-President and Director              1995       2004       16,787(5)     1.3%
Harry A. Winegar              73    Director                               1977       2004       28,266(6)      2.2
William T. Nassif             51    Director                               2000       2004        3,686(7)        *

                         DIRECTORS CONTINUING IN OFFICE

Randall C. Bray               57    Chairman of the Board                  2001       2002             ---      ---
Kevin J. Kruse                41    Director                               1993       2002       17,804(8)      1.4
Eugene M. McCormick           74    Director                               1979       2003       40,266(9)      3.2
Sidney M. Ramey               61    Director                               1987       2003      13,044(10)      1.0
Andra K. Black                54    Co-President and Director              1995       2003      34,489(11)      2.7

-------------------------------
*        less than 1%
(1)      At June 30, 2001.
(2)      Includes service as a director of the Association.
(3) Amounts include shares held directly, as well as shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power. Amounts also include 7,744, 5,344, 4,544 and 2,686 shares subject to options granted to Directors Ramey, Winegar, Kruse and Nassif, and 15,474 shares subject to options granted to Co-President Black under the Stock Option Plan which options are exercisable within 60 days of June 30, 2001.
(4) Percentage is calculated based on 1,277,326 shares of Common Stock outstanding as of September 4, 2001.
(5) Includes 5,532 shares held jointly with his spouse, 11,155 shares allocated to Mr. Wood's account pursuant to the ESOP and 100 held by his child.
(6) Includes 22,922 shares held directly and 5,344 shares subject to options granted to Mr. Winegar under the Stock Option Plan.
(7) Includes 1,000 shares held directly and 2,686 shares subject to options granted to Mr. Nassif under the Stock Option Plan.

(8) Includes 11,572 shares held directly, 1,688 shares held by Mr. Kruse's spouse and 4, 544 shares subject to options granted to Mr. Kruse's spouse under the Stock Option Plan.
(9) Includes 39,266 shares held directly and 1,000 shares held by Mr. McCormick's spouse.
(10) Includes 4,040 shares held directly, 1,260 shares held by Mr. Ramey's spouse and 7,744 shares subject to options granted to Mr. Ramey under the Stock Option Plan.
(11) Includes 6,162 shares held directly, 12,853 shares allocated to Ms. Black's account pursuant to the ESOP and 15,474 shares subject to options granted to Ms. Black under the Stock Option Plan.

         The business experience of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         CRAIG WOOD. On July 1, 2000 Mr. Wood became Co-President of the Company. Prior to this appointment, Mr. Wood served as Senior Vice President. In addition to his duties as Co-President, Mr. Wood oversees the mortgage lending and regulatory compliance of the lending department of the Association. Mr. Wood joined the Association in 1986 as a loan officer and was subsequently promoted to his current position. Mr. Wood is the son-in-law of the former Chairman of the Board John Golden.

         HARRY A. WINEGAR. Mr. Winegar is currently retired. Until his retirement in 1992, Mr. Winegar was a consultant and appraiser for Carlson, McClure & McWilliams, Inc. a real estate appraisal firm located in Des Moines, Iowa.

         WILLIAM T. NASSIF. On July 1, 2000, Mr. William T. Nassif was appointed to the board of directors. Mr. Nassif is the staff attorney for Legal Services Corporation of Iowa. Legal Services Corporation provides legal services for low income Iowans.

         RANDALL C. BRAY. Mr. Bray was elected Chairman of the Board in April, 2001. Mr. Bray is President of Greyhawk Partners and has been involved in the financial services business for more than 30 years. He has been President and CEO of Midland Savings Bank in Des Moines and was also Chairman and Founder of The Evergreen Group, a distributor of insurance products to the banking industry.

         KEVIN J. KRUSE. Mr. Kruse is the Senior Vice President and Corporate Counsel Diversified Management Services, Inc. a trade association headquartered in Des Moines, Iowa.

         EUGENE M. MCCORMICK. Mr. McCormick is currently retired. Until 1993, he practiced dentistry in Des Moines, Iowa.

         SIDNEY M. RAMEY. Since 1982, Mr. Ramey has been the President of Peoples Abstract Company, a title search company located in Des Moines, Iowa.

         ANDRA K. BLACK. On July 1, 2000, Ms. Black became Co-President of the Company. Prior to this appointment, Ms. Black served as Executive Vice President. In addition to her duties as Co-President, Ms. Black is responsible for the operations and savings departments, which include compliance with savings regulations and disclosures, general office administration and reporting to the Office of Thrift Supervision ("OTS") and the Internal Revenue Service ("IRS"). Ms. Black also oversees the maintenance of the general ledger and monthly reporting.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         MEETINGS AND COMMITTEES OF THE COMPANY. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 14 times during fiscal 2001. During fiscal 2001, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served.

         The Board of Directors of the Company has standing Executive, Audit, and Stock Option and MRP Committees.

         The Executive Committee is comprised of Chairman Bray, and Directors Wood and Black. The Executive Committee meets on an as needed basis and exercises the power of the Board of Directors between Board meetings. This Committee met 26 times during fiscal 2001.

         The Audit Committee of the Company operates under a written charter adopted by the full Board of Directors, a copy of which is attached as Appendix A to this proxy statement. The Audit Committee is composed of Directors McCormick, Ramey, Kruse, Nassif and Winegar. All are"independent directors" as defined in the Nasdaq Stock Market rules. This committee is responsible for the review of the company's annual audit report prepared by our independent auditors. The functions of the Audit Committee include:

         o reviewing significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

         o ascertaining the existence of effective accounting and internal control systems; and

         o overseeing the entire audit function both internal and independent.

         In fiscal 2001, this committee met twice.

         The Stock Option and MRP Committee is composed of Directors McCormick, Ramey, Winegar, Kruse and Nassif. This Committee is responsible for administering the Company's Stock Option Plan and the MRP. This Committee did not meet during the fiscal year ended June 30, 2001.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 60 days before the date of the Meeting. If less than 40 days' notice of the date of the meeting is given or made to stockholders, nominations must be received by the Company not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed. In addition to meeting the applicable deadline, nominations must be submitted in accordance with certain requirements specified in the Company's by-laws.

         MEETINGS AND COMMITTEES OF THE ASSOCIATION. Meetings of the Association's Board of Directors are generally held on a monthly basis. The Board of Directors met 14 times during the fiscal year ended June 30, 2001. During fiscal 2001, no incumbent director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served.

         The Association has standing Executive, Outside Audit, Inspection, Loan, Appraisal, Investment Environmental Risk, Insurance, Assets Management Budget and Employee Salary and Benefit Committees. A description of each committee of the Association is set forth below.

         The Executive Committee of the Board of Directors generally acts in lieu of the full Board of Directors between board meetings. The Executive Committee also has responsibility for oversight of the Association's lending policies. This committee consists of three persons including the Chairman Bray, Directors Black and Wood. During the fiscal year ended June 30, 2001, this committee met 26 times.

         The Outside Audit Committee is composed of Directors McCormick, Ramey, Winegar, Nassif and Kruse. The Outside Audit Committee meets on an annual basis and is responsible for reviewing the annual audit report and making recommendations to the Board of Directors with respect to the Association's independent auditors. This committee met twice during the year ended June 30, 2001.

         The Inspection Committee is responsible for review of construction loan activity including on-site inspection of property. Members of this committee include Chairman Bray, Director Wood and Mary Simon. This committee meets on an as needed basis and is usually combined with the Loan Committee meeting. The Inspection Committee met 10 times during fiscal 2001.

         The Loan Committee is responsible for evaluating and approving all loan applications. The current members of this committee are Chairman Bray, Directors Black and Wood and Vice Presidents Komma and Stravers, and Mary Simon. This committee meets weekly and on an as needed basis. The committee met 30 times during the year ended June 30, 2001.

         The Appraisal Committee is comprised of Chairman Bray, Directors Black and Wood, and Director of Development Sinnwell. This committee evaluates appraisers' applications and recommends approval or disapproval to the board. This committee is usually combined with the Loan Committee meeting. The committee meets on an as needed basis and met twice during the year ended June 30, 2001.

         The Investment Committee meets on an as needed basis to review and approve investments of the Association and set investment strategies. The meeting is usually combined with the Executive Committee meeting. The members of this committee are Chairman Bray and Directors Black and Wood. This committee met 10 times during the year ended June 30, 2001.

         The Environmental Risk Committee is comprised of Chairman Bray and Director Wood. This committee reviews the environmental risk regulations and the impact of such regulations on loan applications. Meetings of this committee are held on an as needed basis and are usually combined with the Loan Committee meeting. The Environmental Risk Committee did not meet during fiscal 2001.

         The Insurance Committee is comprised of Chairman Bray and Director Black. It meets annually to discuss renewal of existing insurance policies and on an as needed basis. This committee met once during fiscal 2001.

         The Asset Management Committee meets annually and on an as needed basis to discuss asset/liability strategy. The current members of the Asset Management Committee are Chairman Bray and Directors Black and Wood. During fiscal 2001, the Committee met once.

         The Budget Committee is comprised of Chairman Bray and Director Black. The Budget Committee meets annually to determine the budget and at least quarterly to review the budget. The Budget Committee met five times during the year ended June 30, 2001.

         The Employee Salary and Benefit Committee determines the salaries and benefits of the employees of the Association. Directors McCormick, Winegar, Kruse, Nassif and Ramey comprise the committee. The committee met once during fiscal 2001.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         THE FOLLOWING REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES THIS REPORT THEREIN, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

         The Board of Directors has adopted a charter for the Audit Committee, which charter is attached as Appendix A to this proxy statement. The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended June 30, 2001.

                             AUDIT COMMITTEE MATTERS

         The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

         The Audit and Finance Committee has reviewed and discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements no Auditing Standards, AU 380).

         The Audit Committee has also received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee has discussed with the independent auditors that firm's independence. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal auditor's independence; and

         Based upon the Committee's discussions and review described above, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2001 filed with the Securities and Exchange Commission.

                                         AUDIT COMMITTEE

                                         Sydney Ramey
                                         Eugene McCormick
                                         Kevin Kruse
                                         Harry Winegar
                                         William Nassif

DIRECTOR COMPENSATION

         The Company's directors do not receive a fee for serving on the Company's Board of Directors. No fee is paid for membership on the Board's committees. All Association directors receive a fee of $600 per month. No fee is paid to directors of the Association for committee membership.

EXECUTIVE COMPENSATION

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of business other than the Association.

         The following table sets forth information regarding compensation paid by the Company and the Association to their Co-Presidents for services rendered during the fiscal year ended June 30, 2001. No executive officer made in excess of $100,000 during the fiscal year ended June 30, 2001.

------------------------------------------------------------------------------------------
                               SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------

                                          ANNUAL COMPENSATION
-------------------------------------------------------------

   NAME AND PRINCIPAL POSITION     FISCAL                     ALL OTHER COMPENSATION($)(1)
                                    YEAR  SALARY($) BONUS($)
================================== ====== ========= ========= ============================
Andra K. Black, Co-President       2001   $ 71,672  $1,000             $24,010
                                   -------------------------------------------------------
                                   2000   $ 67,195  $1,000             $21,685

                                   -------------------------------------------------------
                                   1999   $ 63,014  $1,000             $28,531
------------------------------------------------------------------------------------------
Craig A. Wood, Co-President        2001   $68,845   $ 1,000            $22,248
                                   -------------------------------------------------------
                                   2000   $63,139   $1,000             $20,615
                                   -------------------------------------------------------
                                   1999   $58,285   $1,000             $20,175
------------------------------------------------------------------------------------------

----------------------
(1) Includes allocations to Black's ESOP account of $1,278, $1,340, and $1,555 and to Wood's ESOP account of $1,228, $1,241, and $1,392 as of June 30, 2001, 2000, and 1999, respectively, and director fees of $7,200, $7,200 and $6,600 for fiscal years 2001, 2000 and 1999, respectively, based on share price of $10.81 at June 30, 2001.

         The following table sets forth information regarding the number and value of stock options at June 30, 2001 held by the Company's Co-Presidents.

=================================================================================================================
                    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                            OPTION/SAR VALUES
-----------------------------------------------------------------------------------------------------------------
                                                                                             VALUE OF
                                                               NUMBER OF                    UNEXERCISED
                                                              UNEXERCISED                  IN-THE-MONEY
                                                            OPTIONS/SARS AT               OPTIONS/SARS AT
                                                             FY-END (#)(1)                 FY-END ($)(2)
                                                      -----------------------------------------------------------
                         SHARES ACQUIRED   VALUE
         NAME            ON EXERCISE (#)  REALIZED ($)  EXERCISABLE   UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
---------------------------------------- ------------- ------------- --------------- ------------ ---------------
Andra K. Black                  0         $              15,474           - - -         $89,904        - - -
-----------------------------------------------------------------------------------------------------------------
Craig A. Wood                15,474         74,065          0             - - -           0
=================================================================================================================

-------------------
(1) Represents an option to purchase Common Stock awarded to the Company's Chief Executive Officers pursuant to the terms of the incentive stock option award, options were exercisable upon the receipt of stockholder approval of the Stock Option Plan.

(2) Represents the aggregate market value (market price of the common stock less the exercise price) of the option granted based upon the average of the bid and asked price of $10.81 per share of the common stock as reported on the NASDAQ Bulletin Board on June 30, 2001.


EMPLOYMENT AGREEMENTS AND SALARY CONTINUATION PLAN

         EMPLOYMENT AGREEMENTS. The continued success of the Association depends to a significant degree on the skills and competence of its officers. Effective upon completion of the Association's conversion to stock form (the "Conversion"), the Association entered into employment agreements with Co-Presidents Black and Wood. The employment agreements are designed to assist the Association in maintaining a stable and competent management team after the Conversion. These agreements were filed with and approved by the Office of Thrift Supervision ("OTS"). The employment agreements provide for an annual base salary in an amount not less than the employee's current salary and an initial term of three years. On the effective date of the contracts, the current base salaries of both Mr. Wood and Ms. Black was $71,800. The agreements provide for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Association. The agreements provide for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreements are also terminable by the employee upon 90-days' notice to the Association.

         The employment agreements provide for payment to the employee of his or her salary for the remainder of the term of the agreement, plus up to 299% of the employee's base compensation, in the event there is a "change in control" of the Association where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Code to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five-year period or be non-deductible by the Association for federal income tax purposes. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Common Stock. The agreements guarantee participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on his current salary, if Mr. Wood's or Ms. Black's employment had been terminated as of June 30, 2001, under circumstances entitling him or her to severance pay as described above, he or she would have been entitled to receive a lump sum cash payment of approximately $173,372 or $179,768, respectively.

CERTAIN TRANSACTIONS

         The Association has followed a policy of granting consumer loans and loans secured by the borrower's personal residence to officers, directors and employees. The loans to employees, executive officers and directors are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions prevailing at the time, in accordance with the Association's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to executive officers and directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Association's Loan Committee.

         All loans by the Association to its directors and executive officers are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Association. Loans to all directors, executive officers, employees and their associates totaled $1.8 million at June 30, 2001, which was 12.9% of the Company's stockholders' equity at that date. All of such loans were made on the same terms, including interest rates, as those of comparable transactions prevailing at the time.

           PROPOSAL II -- RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has renewed the Company's arrangement for McGowen, Hurst, Clark & Smith, P.C. to be its independent auditors for the fiscal year ending June 30, 2002, subject to the ratification of the appointment by the Company's shareholders. A representative of McGowen, Hurst, Clark & Smith, P.C. is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

AUDIT FEES

         Aggregate fees billed by McGowen, Hurst, Clark & Smith, P.C. for professional services rendered for the audit of the Company's financial statements for fiscal 2001 and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the fiscal year were $25,895.

ALL OTHER FEES

         Other than audit fees, the aggregate fees billed to the McGowen, Hurst, Clark & Smith, P.C. for fiscal 2001 were $56,715. The Company did not incur any fees related to financial information systems design and implementation.

         The Audit Committee of the Board of Directors has considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) in fiscal year 2001 by McGowen, Hurst, Clark & Smith, P.C., the principal independent auditors, is compatible with maintaining the principal auditors' independence.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF MCGOWEN, HURST, CLARK & SMITH, P.C. AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive office at 13523 University Avenue, Clive, Iowa 50325, no later than May 24, 2002. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any shareholder proposal to take action at such meeting must be received at the Company's executive office at 13523 University Avenue, Clive, Iowa 50325 by August 26, 2002; provided, however, that in the event that the date of the annual meeting is held before September 25, 2002, or after November 22, 2001, the shareholder proposal must be received not later than the close of business on the later of the 40th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made. All shareholder proposals must also comply with the Company's by-laws and Delaware law.

                                 ANNUAL REPORTS

         Shareholders of record on September 24, 2001, should have received a copy of our 2001 annual report to shareholders either with this proxy statement or prior to its receipt. If, upon receipt of this proxy material, you have not received the annual report to shareholders, please write to the Corporate Secretary at the address below and a copy will be sent to you. Although the annual report is being mailed to shareholders with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated herein by reference.

         IN ADDITION, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2001, IS AVAILABLE TO EACH RECORD AND BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, STATEFED FINANCIAL CORPORATION, 13523 UNIVERSITY AVENUE, CLIVE, IOWA 50325.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/ Randall C. Bray
                                              ---------------------
                                              Randall C. Bray
                                              CHAIRMAN OF THE BOARD
Des Moines, Iowa
September 28, 2001

                                 REVOCABLE PROXY

                         STATEFED FINANCIAL CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 24, 2001


      The undersigned hereby appoints the Board of Directors of StateFed Financial Corporation (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Clive office of the Company located at 13523 University Avenue, Clive, Iowa on October 24, 2001 at 2:00 p.m. and at any and all adjournments and postponements thereof.

1. The election as directors of all nominees listed below (except as marked to the contrary):

                       / / FOR                   / / VOTE WITHHELD

      INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
                   LINE IN THAT NOMINEE'S NAME BELOW.

            CRAIG WOOD          HARRY A. WINEGAR       WILLIAM T. NASSIF

2. The ratification of the appointment of McGowen, Hurst, Clark & Smith, P.C. as auditors for the Company for the fiscal year ending June 30, 2002.

            / / FOR               / / AGAINST             / / ABSTAIN

      In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
                 AND THE ELECTION OF THE NOMINEES LISTED ABOVE.


                                    (Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

      The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Stockholders.





Dated:                                  , 2001
        --------------------------------         ---------------------------
                                                 Signature of Stockholder
                                                 Please sign exactly as your
                                                 name(s) appear(s) to the left.
                                                 When signing as attorney,
                                                 executor, administrator,
                                                 trustee or guardian, please
                                                 give your full title. If shares
                                                 are held jointly, each holder
                                                 should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A
                                                                      ----------

                         STATEFED FINANCIAL CORPORATION

                             AUDIT COMMITTEE CHARTER


MEMBERSHIP

The audit committee will be composed of not less than three members of the board. They will be selected by the board, taking into account prior experience in matters to be considered by the committee, probable availability at times required for consideration of such matters, and their individual independence and objectivity.

The committee's membership will meet the requirements of the audit committee policy of the NASDAQ stock exchange. Accordingly, all of the members will be directors independent of management and free from relationships that, in the opinion of the board of directors, would interfere with the exercise of independent judgment as a committee member.

No officers or employees of the company or its subsidiaries will serve on the committee. A former officer of the company or any of its subsidiaries may serve on the committee (even though the former officer may be receiving pension or deferred compensation payments from the company) if, in the opinion of the board of directors, the former officer will exercise independent judgment and will significantly assist the committee to function. However, a majority of the committee will be directors who were not formerly officers of the company or any of its subsidiaries.

When considering relationships that might affect independence, including possible affiliate status, the board of directors will give appropriate consideration, in addition to its audit committee policy, to guidelines issued by NASDAQ, which were provided to assist boards of directors in observing the spirit of NASDAQ policy.


ACTIONS OF THE COMMITTEE

The committee's activities will include the following actions:

o Oversight of the financial statements and relations with the independent auditors
     o Instruct the independent auditors that the board of directors is the client in its capacity as the shareholders' representative
     o Expect the independent auditors to meet with the board of directors at least annually so the board has a basis on which to recommend the independent auditors' appointment to the shareholders or to ratify its selection of the independent auditors
     o Expect financial management and the independent auditors to analyze significant financial report issues and practices on a timely basis
o Expect financial management and the independent auditors to discuss with the audit committee:
     o qualitative judgments about whether current or proposed accounting principles and disclosures are appropriate, not just acceptable
     o aggressiveness or conservatism of accounting principles and financial estimates

o    Expect the independent auditors to provide the audit committee with:
     o independent judgments about the appropriateness of the company's current or proposed accounting principles and whether current or proposed financial disclosures are clear
     o views on whether the accounting principles chosen by management are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition, and whether these accounting principles are commonly used
     o reasons why accounting principles and disclosure practices used for new transactions or events are appropriate
     o reasons for accepting or questioning significant estimates made by management
     o views on how selected accounting principles and disclosure practices affect shareholder and public attitudes about the company.
o Actions taken on the board's behalf that require board notification but not board approval:
     o Review and approve the scope of the company's audit and that of its subsidiaries as recommended by the independent auditors and the president
     o Review and approve the scope of the company's annual profit and pension trust audits
     o Answer questions raised by shareholders during an annual shareholders' meeting on matters relating to the committee's activities if asked to do so by the board of directors' chairperson
     o Ask the president to have the internal audit staff study a particular area of interest or concern to the audit committee.
o Matters requiring the committee's review and study before making a recommendation for the board of director's action:
     o    Appointment of the independent auditors
     o    Implementation of major accounting policy changes
     o    SEC registration statements to be signed by the board of directors
     o The auditors' reports and financial statements prior to publication in the annual report.
o Matters requiring the committee's review and study before providing summary information to the board of directors:
     o Accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board (FASB), the Securities and Exchange Commission (SEC), and the American Institute of Certified Public Accountants (AICPA), or by comparable bodies outside the U.S.
     o The independent auditors' assessment of the strengths and weaknesses of the company's financial staff, systems, controls, and other factors that might be relevant to the integrity of the financial statements
     o    Quarterly financial statement review before publication
     o    Administration of the company's "conflict of interest" policy

     o The performance of management and operating personnel under the company's code of ethics
     o    Gaps and exposures in insurance programs
     o Reports about the company or its subsidiaries submitted by agencies of governments in countries in which the company or its subsidiaries operate
     o Periodic SEC filings and the adequacy of programs and procedures to assure compliance with SEC regulations and regulations of the NASDAQ stock exchange.